UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

RACKSPACE HOSTING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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☐	Fee paid previously with preliminary materials.

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Rackspace Hosting, Inc.

5000 Walzem Road

San Antonio, Texas 78218

April 9, 2012

Dear Stockholder:

Due to a clerical error, the proxy card previously provided to you for the 2012 Annual Meeting of Stockholders, to take place on Wednesday, May 2, 2012, was printed incorrectly with respect to the election of directors to our Board of Directors. Election of directors requires a majority vote of the stockholders for each director seat, not a plurality vote as was set forth on the previously provided proxy card. The majority vote requirement was correctly disclosed in our proxy statement and proxy card filed with the Securities and Exchange Commission on March 27, 2012.

We have included a revised proxy card with this letter. Please complete, sign and return the revised proxy card in the postage-paid envelope provided to submit your vote on all proposals; you may also follow the simple instructions indicated on the proxy card to vote via the Internet or by phone.

If you have not yet voted, please discard the previously provided proxy card and use the enclosed revised proxy card to vote your shares. Even if you have already voted, please return the enclosed revised proxy card so that your votes can be properly counted. Upon our receipt of your vote using the revised proxy card, any vote you executed using the prior proxy card will be disregarded.

Also, please note, the Notice of Annual Meeting of Stockholders included in our proxy statement erroneously stated the annual stockholder meeting is on Tuesday, May 2, 2012. The annual stockholder meeting is on Wednesday, May 2, 2012 as stated elsewhere in the proxy statement and on the proxy card.

As always, your vote is important, and we appreciate your attention to this matter. We apologize for any inconvenience.

Sincerely,

Alan Schoenbaum

Senior Vice President, General Counsel and Secretary

San Antonio, Texas

YOUR VOTE IS IMPORTANT!

Remember, you can vote your shares by telephone or via the Internet.

Please follow the easy instructions on the enclosed proxy card.

If you have any questions, or need assistance in voting

your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED

TOLL-FREE, at 1-888-750-5834.

RACKSPACE HOSTING, INC.

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 2, 2012

8:30 a.m. CDT

Rackspace Corporate Headquarters

5000 Walzem Road

San Antonio, Texas 78218

This proxy is solicited on behalf of the Board of Directors

for use at the Annual Meeting on May 2, 2012.

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” all of the Director Nominees in Item 1 and “FOR”Items 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint Alan Schoenbaum and A. Lanham Napier, and each of them, with power to act without the other and with full power of substitution, to represent all your shares of common stock of Rackspace Hosting, Inc. which you are entitled to vote on, and to vote on all matters shown on the reverse side and any other matters which may properly come before the Annual Meeting and all adjournments, continuations or postponements thereof.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF

May 2, 2012

PROXY VOTING INSTRUCTIONS

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE

AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.	COMPANY NUMBER
ACCOUNT NUMBER
Vote online/phone until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS IN PROPOSAL ONE AND “FOR”
APPROVAL OF PROPOSALS TWO AND THREE

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS
SHOWN HERE

				For Against Abstain
1. ELECTION OF DIRECTORS (NOMINEES) S. James Bishkin Fred Reichheld Mark P. Mellin	For Against Abstain ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	2.	Ratification of the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.	☐ ☐ ☐
		3.	Approval of the amendment and restatement of the Amended and Restated 2007 Long Term Incentive Plan	☐ ☐ ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature	Signature	Date:

Note:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.